SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549




                                    FORM 8-K



                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  February 6, 1997



                                   PAGES, INC.
     ______________________________________________________________________

                         Commission File Number 0-107475

        Incorporated - Delaware      IRS Identification Number 34-1297143




              801 94th Avenue North, St. Petersburg, Florida  37702



        Registrant's telephone number, including area code (813) 578-3300

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Item 5.   OTHER EVENTS

      On Tuesday, February 4, 1997, the Company announced the appointment of Steven L. Canan as Chief Financial Officer and Treasurer, effective immediately. He is assuming the responsibilities of interim Chief Financial Officer and Treasurer, Randall J. Asmo. Mr. Asmo, Vice President, PAGES, Inc. will assume additional responsibilities at PAGES relating to financial planning, acquisitions and public relations.

      Mr. Canan has been with the Company in various financial positions for eight years. Prior to joining PAGES, Inc. his background included positions at both Arthur Andersen & Co. and Xerox Education Publications.



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 6, 1997           PAGES, Inc.
     --------------------         ---------------------
                                  (Registrant)


                              By: /s/ Steven L. Canan
                                  ---------------------
                                  Steven L. Canan
                                  Principal Financial and Accounting Officer